CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : FEBRUARY 2000

Beginning of the Month Principal Receivables :                                                                 11,626,973,742.08
                                                                                                              -------------------
Beginning of the Month Finance Charge Receivables :                                                               419,540,736.86
                                                                                                              -------------------
Beginning of the Month Discounted Receivables :                                                                             0.00
                                                                                                              -------------------
Beginning of the Month Total Receivables :                                                                     12,046,514,478.94
                                                                                                              -------------------

Removed Principal Receivables :                                                                                             0.00
                                                                                                              -------------------
Removed Finance Charge Receivables :                                                                                        0.00
                                                                                                              -------------------
Removed Total Receivables :                                                                                                 0.00
                                                                                                              -------------------

Additional Principal Receivables :                                                                                499,672,271.51
                                                                                                              -------------------
Additional Finance Charge Receivables :                                                                             1,876,122.19
                                                                                                              -------------------
Additional Total Receivables :                                                                                    501,548,393.70
                                                                                                              -------------------

Discounted Receivables Generated this Period                                                                                0.00
                                                                                                              -------------------

End of the Month Principal Receivables :                                                                       11,357,150,222.54
                                                                                                              -------------------
End of the Month Finance Charge Receivables :                                                                     395,305,384.68
                                                                                                              -------------------
End of the Month Discounted Receivables :                                                                                   0.00
                                                                                                              -------------------
End of the Month Total Receivables :                                                                           11,752,455,607.22
                                                                                                              -------------------

Excess Funding Account Balance                                                                                              0.00
                                                                                                              -------------------
Adjusted Invested Amount of all Master Trust Series                                                             9,832,976,678.00
                                                                                                              -------------------

End of the Month Seller Percentage                                                                                        13.42%
                                                                                                              -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : FEBRUARY 2000                                                             ACCOUNTS               RECEIVABLES
                                                                                           --------               -----------
End of the Month Delinquencies :

     30 - 59 Days Delinquent                                                                 171,909.00           196,335,034.91
                                                                                      ------------------      -------------------
     60 - 89 Days Delinquent                                                                 113,284.00           135,631,849.15
                                                                                      ------------------      -------------------
     90 + Days Delinquent                                                                    203,685.00           266,521,344.64
                                                                                      ------------------      -------------------

     Total 30 + Days Delinquent                                                              488,878.00           598,488,228.70
                                                                                      ------------------      -------------------

     Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                            5.09%
                                                                                                              -------------------

Defaulted Accounts During the Month                                                           58,929.00            52,364,024.94
                                                                                      ------------------      -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        5.40%
                                                                                                              -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : FEBRUARY 2000                                                           COLLECTIONS             PERCENTAGES
                                                                                         -----------             -----------

Total Collections and Gross Payment Rate                                               1,907,107,704.36                   15.83%
                                                                                      ------------------      -------------------

Collections of Principal Receivables and Principal Payment Rate                        1,662,143,362.35                   14.30%
                                                                                      ------------------      -------------------

     Prior Month Billed Finance Charge and Fees                                          193,449,871.97
                                                                                      ------------------
     Amortized AMF Income                                                                 15,601,067.28
                                                                                      ------------------
     Interchange Collected                                                                17,821,773.71
                                                                                      ------------------
     Recoveries of Charged Off Accounts                                                   18,191,355.82
                                                                                      ------------------
     Collections of Discounted Receivables                                                         0.00
                                                                                      ------------------

Collections of Finance Charge Receivables and Annualized Yield                           245,064,068.78                   25.29%
                                                                                      ------------------      -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : FEBRUARY 2000

Beginning Unamortized AMF Balance                                                                                  88,768,635.31
                                                                                                              -------------------
+    AMF Slug for Added Accounts                                                             132,793.40
                                                                                      ------------------
+    AMF Collections                                                                      15,501,340.51
                                                                                      ------------------
-    Amortized AMF Income                                                                 15,601,067.28
                                                                                      ------------------
Ending Unamortized AMF Balance                                                                                     88,801,701.94
                                                                                                              -------------------



                                                  /s/ Charles Kim
                                                  ------------------------------
                                                  Charles Kim
                                                  Securitization Manager





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